                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                               SEDONA CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                               SEDONA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, AUGUST 17, 2006

To the Shareholders of SEDONA Corporation:

     The Annual Meeting of Shareholders of SEDONA Corporation, a Pennsylvania corporation (the "Company"), will be held at the Hyatt Regency Washington, 400 New Jersey Avenue, NW, Washington, D.C. 20001, on Thursday, August 17, 2006 at 2:00 PM, for the following purposes, as described in the Proxy Statement accompanying this Notice:

     1. To elect seven (7) directors to serve for the ensuing year until their successors are elected and qualified; and

     2. To ratify the election of McGladrey & Pullen to serve as independent auditors for 2006; and

     3. To transact such other business as may properly come before the meeting.

          The Board of Directors has no knowledge of any other business to be presented or transacted at the Meeting.

     Only Shareholders of record on July 7, 2006 are entitled to notice of and any adjournment or postponement of the Annual Meeting. Such shareholders may vote in person or by proxy at the Meeting. Further information as to the matters to be considered and acted upon at the Meeting can be found in the accompanying Proxy Statement.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        ANITA M. PRIMO
                                        Secretary

July 7, 2006

YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

   This Proxy Statement and form of proxy are first mailed to security holders on July 17, 2006.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-1

                               SEDONA CORPORATION
                      1003 WEST NINTH AVENUE, SECOND FLOOR
                            KING OF PRUSSIA, PA 19406

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, AUGUST 17, 2006

                                   ----------

     This Proxy Statement, the foregoing Notice of Annual Meeting and the enclosed form of proxy are first being sent or delivered to Shareholders on or about July 17, 2006, in connection with the solicitation of proxies for use by the Board of Directors of SEDONA Corporation (the "Company"), at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the Hyatt Regency Washington, 400 New Jersey Avenue, NW, Washington, D.C. 20001, on Thursday, August 17, 2006 at 2:00 P.M., for the purposes set forth in the foregoing Notice of Annual Meeting, and at any and all adjournments or postponements thereof.

Record Date and Outstanding Stock

     The record date (the "Record Date") for determining those Shareholders entitled to notice of and to vote at the Meeting was July 7, 2006. As of the Record Date, the Company had outstanding 500,000 shares of Class A, Series A Preferred Stock, par value $2.00 per share ("Series A Preferred Stock"), and 89,813,779 shares of Common Stock, par value $0.001 per share ("Common Stock").

Proxies

     Solicitation. Solicitation of proxies is being made by management at the direction of the Company's Board of Directors, without additional compensation, through the mail, in person or by internet (see voting instructions on proxy card). The cost will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held as of the Record Date by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

     Revocation. The execution of a proxy does not affect the right to vote in person at the Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Meeting by submitting a later dated proxy, by giving written notice of revocation to the Secretary of the Company, or by voting in person at the Meeting. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board of Directors. Any written notice of revocation or subsequent proxy should be delivered to:

                               SEDONA Corporation
                      1003 West Ninth Avenue, Second Floor
                            King of Prussia, PA 19406
                         Attention: Corporate Secretary

or hand delivered to the Secretary before the closing of the polls at the Meeting.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-2

     Signatures in Certain Cases. If a Shareholder is a corporation, the enclosed proxy should be signed in the Shareholder's corporate name by an authorized officer and his or her title should be indicated. If stock is registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If stock is registered in the name of a decedent, an executor or administrator should sign the proxy, and his or her title as such should follow the signature.

Matters to be Considered

     The Meeting has been called for the following purposes:

     (i) Proposal - to elect seven (7) Directors to serve on the Company's Board of Directors; and

     (ii) Proposal - to ratify the election of McGladrey & Pullen as independent auditors for 2006; and

     (iii) Transact such other business as may properly come before the Meeting.

Quorum and Voting

     The presence, in person or by proxy, of Shareholders entitled to cast a majority of the votes which all Shareholders are entitled to cast on each matter to be voted upon at the Meeting is necessary for a quorum. The favorable vote of a majority of the votes cast at the Meeting by the Series A Preferred Stock and the Common Stock, voting as a single class, is required for approval of all business that will come before the Meeting, except for the election of Directors, who will be elected by at least a plurality of the votes cast.

     Under the Pennsylvania Business Corporation Law, if a Shareholder (including a nominee, broker or other record owner) either records the fact of abstention, in person or by proxy, or fails to vote in person and does not return a duly executed form of proxy, such action would not be considered a "vote cast," and would have no effect on the outcome of the vote with respect to voting matters. If a Shareholder returns a duly executed form of proxy but has made no specifications with respect to voting matters, the persons named as proxies intend (unless instructed otherwise by the Shareholder) to vote for each of the nominees FOR Director named in this Proxy Statement, and to use their discretion in any other matters that may properly come before the Meeting.

     Holders of Class A, Series A Preferred Stock and Common Stock at the close of business on the Record Date are entitled to one vote per share on all matters properly presented for Shareholder approval at the Meeting. Shareholders do not have the right to cumulate their votes for the election of Directors.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-3

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of June 30, 2006 with respect to:

     o Each person or group known to the Company who beneficially owns five percent or more of the outstanding shares of Common Stock;

     o    Each Director, Nominee for Director, and Named Executive Officer(1);
          and

     o The Company's Executive Officers and Members of its Board of Directors as a group.

     Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. The business address of each person named in the table below is c/o SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, Pennsylvania 19406.

     Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of June 30, 2006 are deemed outstanding for the purpose of determining the amount of shares beneficially owned and computing the percentage ownership of any person. These shares, however, are not considered outstanding when computing the percentage ownership of any other person.

                                Amount and Nature of
Name of Beneficial Owner      Beneficial Ownership(1)   Percent of Class
---------------------------   -----------------------   ----------------
David C. Bluestone (3)                  110,000                   *
Scott C. Edelman(3)                     135,000                   *
Marco A. Emrich(2), (3)               1,455,385               1.60%
Victoria V. Looney(3)                   247,500                   *
Jack A. Pellicci(3)                     402,868                   *
Anita M. Primo(2)                       149,561                   *
Timothy A. Rimlinger(2)                 304,441                   *
Roger W. Scearce(3)                     160,700                   *
David R. Vey(3), (4)                 44,459,841              43.70%
All Executive Officers and
   Directors as a group
   (10 persons) (4)                  47,425,296(5)           42.63%(5)

----------
(1) The Company's Named Executive Officers are its chief executive officer, its four most highly compensated executive officers other than the chief executive officer at the end of 2005, and up to two other persons who would otherwise fall into this category who were no longer serving as an executive officer of the Company at the end of 2005.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-4

(*)  Owner holds less than 1% of the class.

(1) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified in the table as beneficially owned. The table includes shares that the following directors and executive officers have a right to acquire within 60 days upon the exercise of outstanding options and warrants:

          Mr. Emrich - 380,000 options and 997,500 warrants
          Ms. Looney - 190,000 options
          Mr. Pellicci - 381,544 options
          Ms. Primo - 98,316 options
          Mr. Rimlinger - 133,000 options
          Mr. Vey - 30,000 options and 10,837,596 warrants

(2)  Named Executive Officer

(3)  Director

(4) Includes 10,810,192 shares which Mr. Vey has a right to acquire within 60 days upon a notice of conversion related to $2,250,000 in convertible notes due between November 2004 and May 2008. The conversion prices of the related notes were all issued at or above fair market value of the underlying common stock on the date the notes were issued.

(5) Includes shares of Common stock that the executive officers and directors have the right to acquire by exercise of stock options or warrants or the conversion of convertible instruments.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Meeting, the Shareholders will elect seven Directors, each to hold office until the next Annual Meeting of Shareholders and until a successor has been elected and qualified.

     The Board of Directors has nominated for election the seven persons designated below all of whom currently serve on the Board of Directors. All nominees have consented to be named and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of David R. Vey, Marco A. Emrich, David C. Bluestone, Scott C. Edelman, Victoria V. Looney, Jack A. Pellicci and Roger W. Scearce.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR:

Nominee's Name       Age   Director Since   Position with the Company
------------------   ---   --------------   -------------------------
David R. Vey          53        2003        Chairman of the Board
Marco A. Emrich       54        1999        President, Chief Executive
                                            Officer and Director
Victoria V. Looney    48        2003        Director
Jack A. Pellicci      68        1996        Director
Scott C. Edelman      52        2004        Director
Roger W. Scearce      56        2004        Director
David C. Bluestone    50        2005        Director


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-5

     The business experience, principal occupation and employment of the nominees for the previous five years have been as follows:

     David R. Vey has served as Chairman of the Board since May 2003 and has been a Director of the Company since March 2003. Mr. Vey founded Vey Development, Inc., a privately held residential and commercial real estate development company, with primary real estate holdings in Louisiana, and has served as its President since 1983. Mr. Vey is a managing member in Oak Harbor Investments. Mr. Vey holds a Bachelor of Arts, Landscape Architecture and a Bachelor of Science, Forest Management from Louisiana State University. Mr. Vey is the brother of Victoria V. Looney, a Director.

     Marco A. Emrich has over 25 years of software industry experience and has served as Chief Executive Officer and President of SEDONA Corporation since September 1999. Prior to joining SEDONA Corporation, he served as President and CEO of Cambridge-based e-commerce application service provider empresa Inc., where he devised and executed a strategic-level plan for the incorporation and launch of the Company in the untapped e-commerce application outsourcing market. Prior to empresa Inc., Mr. Emrich was President, CEO and Chairman of CenterLine Software, Inc., a software application and services provider of Application Delivery Management System (ADMS) solutions for network-centric, multi-tier distributed business applications. Mr. Emrich also held positions as President of Stuttgart-based application development software provider Cinmark Systems Inc., and Senior Executive of Cincom Systems, Inc. and Digital Equipment Corporation 's Information Network Technology Group. Mr. Emrich holds a Bachelor's degree in Electrical Engineering with specialization in Systems Engineering from Pontifical Catholic University of Rio De Janeiro, Brazil.

     David C. Bluestone was elected to the Board of Directors in August 2005. Mr. Bluestone has been with Keybank, N.A. since October 1996, where he is currently a Senior Real Estate Credit Officer with responsibility for structuring and approval of credit exposure for commercial real estate relationships, maintaining asset quality and portfolio management, and has held the position of Team Leader, Chicago Real Estate Loan Production Officer. Prior to Keybank, Mr. Bluestone served as Senior Relationship Manager with Mellon Bank N.A.'s Real Estate Department and Section Manager, Credit Review Department from September 1986 to October 1996 with emphasis on new and restructuring of existing multi-million dollar real estate transactions, new business development, as well as underwriting, credit, financial, market and valuation analysis. From September 1982 to August 1986, he was a Real Estate Representative and Project Manager for The Southland Corporation. Mr. Bluestone holds a Masters of Business Administration from University of California, and a Bachelors of Landscape Architecture from Louisiana State University.

     Scott C. Edelman has served as a Director of the Company since August 2004. Since July 2002, he has served as the Chief Executive Officer of CellzDirect, a privately held bioscience company that provides bio/pharmaceutical companies with quality cell products and contract laboratory services focused primarily on drug metabolism and toxicology. Mr. Edelman has managed numerous small- to intermediate-sized technology companies with a variety of domestic and international distribution channel strategies. Prior to CellzDirect, Mr. Edelman served as President and Chief Executive Officer of GroupSystems.com, a collaborative tools software vendor specializing in group dynamics and collaborative team decision-making from January 1999 to July 2002. Mr. Edelman holds a Bachelor of Science degree in Business Administration from Pennsylvania State University.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-6

     Victoria V. Looney has served as a Director of the Company since March 2003. In 2001, Ms. Looney co-founded ACEncrypt Solutions LLC, a privately-held technology and business development firm providing customized security and business management software tools to Corporate and Government approved buyers. Prior to founding ACEncrypt, Ms. Looney was Vice President of Sales at GroupSystems.com from 1999 to 2001 and earlier held positions with IDCertify, as Vice President of Business Development from 1998 to 1999. Ms. Looney also worked as a congressional staff director in the U.S. House of Representatives and later as a project manager for the U.S. Department of State - Agency for International Development. Ms. Looney was recruited by and held Business Development Management Positions for CitiCorp, Rosenbluth International and EDS. Ms. Looney is a graduate of The School of International Service, College of Public and International Affairs, of the American University in Washington, DC where she received Baccalaureate in International Studies. Mr. Vey appointed Ms. Looney to the Board pursuant to a financing agreement with Mr. Vey, in which he was entitled to appoint up to 30% of the members of the Board of Directors within 90 days of March 8, 2003. Ms. Looney is the sister of the Chairman of the Board, Mr. David Vey.

     Jack A. Pellicci has served as a Director since 1996. Jack Pellicci leads the Business Development and Program Management Group for Oracle's North American Public Sector where he is responsible for positioning Oracle's products and solutions with customers and partners to generate and then capture new business in the Federal/State and Local/Provincial Government markets in the U.S. and Canada. Mr. Pellicci joined Oracle in 1992 after retiring from the U.S. Army as a Brigadier General with 30 years experience leading and training people, managing technology and improving productivity in command and staff assignments in both peace and war. Mr. Pellicci is a member of the Board of Directors of the Open Geospatial Consortium (OGC), a worldwide organization leading the initiative for interoperability of geospatial information and location-based services. He also serves as a Director on the Board of the Fairfax County Chamber of Commerce, the United Services Organization (USO) of Metropolitan Washington, and serves on the External Research Advisory Committee for the University of Texas at Dallas and the Homeland Security Institute Advisory Board at Purdue University. He currently serves as a Corporate Fellow for the National Governors Association, and is a Fellow with the Council on Excellence in Government and serves as a member of the council's CIO-SAGE Program. He is a graduate of the U.S. Military Academy at West Point with a Bachelor of Engineering degree, and received a Master of Mechanical Engineering degree from Georgia Institute of Technology.

     Roger W. Scearce has served as a Director of the Company since August 2004. Mr. Scearce is a senior partner with Vanguard Advisors, LLC. Vanguard's mission is to provide world-class advisory and consulting services to business and government leaders. He is a founding member and has been with Vanguard since May 2003. Prior to forming Vanguard, Mr. Scearce was a Senior Vice President with American Management Systems (AMS), from April 1999 to April 2003, where he led their Department of Defense (DoD) Strategic Account Group. While at AMS, Mr. Scearce also served as the Deputy Program Manager, DoD Financial Management Enterprise Architecture as a key executive member of "Team IBM" in support of the DoD's Business Management Modernization Program. Before joining AMS, Mr. Scearce was a career military officer, rising to the rank of Brigadier General, U.S. Army. His last active duty assignment was Deputy Director of the Defense Finance and Accounting Service. Mr. Scearce managed the day-to-day finance and accounting operations and activities of the Defense Department worldwide. Earlier leadership roles and assignments included serving as Commandant of the U.S. Army Finance School and Chief of the U.S. Army Finance Corps; and Commander 266th Theater Finance Command, U.S. Army, Europe.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-7

     Mr. Scearce graduated from Florida Southern College with a Bachelor of Science degree in Accounting and earned an MBA from Syracuse University. He is a past National Vice President of the American Society of Military Comptrollers and past President of the Association of Syracuse Army Comptrollers. He is also an active member of the Association of Government Accountants. Mr. Scearce is the immediate past Chairman of the Board of Directors of Andrews Federal Credit Union, Andrews AFB, Maryland, where he still serves as a Director. In addition, Mr. Scearce serves on the Company's audit committee as an audit committee financial expert and is independent as defined under 14A of the Securities Exchange Act.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors held ten meetings in 2005. During 2005, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any committee on which each served. The Company expects all of its Directors to attend its Annual Meeting of Shareholders. In 2005, all members of the Board of Directors attended the Annual Meeting of Shareholders.

Audit Committee

     The Board of Directors has an Audit Committee consisting of: Roger W. Scearce (Chair), David C. Bluestone and Jack A. Pellicci. The Audit Committee met six times during 2005. The Board of Directors has determined that Roger W. Scearce qualifies as an "audit committee financial expert" under SEC rules. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants. In addition, the function of the Committee includes recommending to the Board of Directors, the engagement or discharge of the independent auditors, discussing with the auditors their review of the Company's quarterly results and their annual audit of the financial statements. The Board has made a determination that Messrs. Scearce, Bluestone and Pellicci qualify as independent directors under the independence requirements of applicable law and of Nasdaq.

Nominations & Corporate Governance Committee

     The Board of Directors has a Nominating & Corporate Governance Committee, consisting of Jack A. Pellicci (Chair), David C. Bluestone and Victoria V. Looney. The Board has made a determination that Mr. Pellicci and Mr. Bluestone qualify as an independent directors under the independence requirements of applicable law and of Nasdaq but Ms. Looney does not qualify as an independent director under the independence requirements (See "Certain Relationship and Related Transaction"). The function of the Nominating & Corporate Governance Committee is: (i.) to establish criteria for selecting candidates for nomination to the Board of Directors; actively seeking candidates to meet those criteria; and making recommendations to the Board of Directors of nominees to fill vacancies on, or as additions to, the Board of Directors; (ii.) serve as an independent and objective component of the Board to ensure Board stewardship of its responsibilities to shareholders and all other constituencies consistent with best corporate governance practices; and (iii.) monitor, review and appraise regularly the corporate governance systems of checks and balances, including the Corporation's code of ethics and standards of conduct.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-8

     The Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its Shareholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Nominating Committee will consider nominees for election to the Board of Directors that are recommended by Shareholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, c/o Corporate Secretary, SEDONA Corporation, 1003 W. Ninth Avenue, Second Floor, King of Prussia, PA 19406, and should not include self-nominations.

     The Committee applies the same criteria to nominees recommended by Shareholders. The Nominating Committee & Corporate Governance Committee met three times during 2005.

Compensation Committee

     The Board of Directors also has a Compensation Committee, consisting of Victoria V. Looney (Chair), Scott C. Edelman and Jack A. Pellicci. The Board has made a determination that Messrs. Edelman and Pellicci qualify as independent directors under the independence requirements of applicable law and of the Nasdaq but Ms. Looney does not qualify as an independent director under the independence requirements (See "Certain Relationship and Related Transaction"). The Compensation Committee is responsible for developing and executing plans for the compensation of the Company's executive officers, including the Chief Executive Officer of the Company. Additionally, the Compensation Committee has administered the SEDONA Corporation 2000 Incentive Stock Option Plan (the "2000 Plan"), including the determination, subject to the 2000 Plan's provisions, of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, the number of awards to be granted, the exercise price, vesting schedule, term, and all other conditions and terms of the awards to be granted. This committee met four times during 2005.

Executive Committee

     The Executive Committee's scope of responsibilities has been expanded by the consolidation of the former Strategic Direction and Finance Committees into the Executive Committee. The committee members consist of David R. Vey (Chair), Scott C. Edelman and Roger W. Scearce. The function of the committee is to exercise the powers of the Board between meetings to the extent permitted by law. The Executive Committee met twice during 2005 and also held informal discussions.

Corporate Governance Information

     A copy of the charter of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, and Code of Conduct and Business Ethics as well as the Company's policies on Director attendance at the annual shareholder meeting and how shareholders can communicate with the Board of Directors, are available on the Company's website at http://www.sedonacorp.com.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-9

                            COMPENSATION OF DIRECTORS

     Compensation of Directors

     Under the Company's 2000 Incentive Stock Option Plan, each of the Company's non-employee Directors, on the first business day of January of 2002 and on the first business day of January in each succeeding year, shall receive as compensation for service to the Board of Directors, a grant of an option to purchase common stock, at the then current fair market value, as determined in accordance with the Plan, as follows: a 30,000 share option grant for service to the Board of Directors during the preceding year; plus, a 5,000 share option grant for serving as the Chairman of the Board of Directors or of a Committee of the Board of Directors during the preceding year. If, however, an Eligible Director shall become eligible for an option grant after the first regularly scheduled Meeting to the Board of Directors during any calendar year, the Compensation Committee shall determine the size of such option grant by multiplying 30,000 shares (and/or 5,000 shares) by a fraction which is determined by dividing the number of regularly scheduled Board of Directors meetings remaining in the calendar year by four.

     In addition, any new Director elected to the Company's Board of Directors will be granted an option to purchase 50,000 shares of common stock, at the then current fair market value. The option was adjusted from 25,000 shares by action of the Board in March 2002. The shares underlying this option will vest at the rate of 10,000 shares per year for five years, on the anniversary date of the new Director's election to the Company's Board of Directors.

     If unexercised, each option shall expire on the tenth anniversary of the date of grant and shall vest and become fully exercisable upon grant, with the exception that the new Directors' options shall vest over five years. Once vested, options shall remain fully exercisable until the earlier of: (i) the expiration of their ten-year term; (ii) three years following the optionee's separation from Board of Directors service for any reason; or (iii) one year following the death of the optionee.

     As of December 31, 2005, there was a total of $115,642 accrued compensation due to current and past members of the Board of Directors for prior service. During 2005, the Company issued 175,000 and 170,000 stock options, respectively, to its current and past members for 2003 and 2004 service to the Board. The options were issued at an exercise price of $0.44 per share for the 2003 options and $0.32 for the 2004 options.

     During 2005, the Board of Directors amended the Compensation of its Directors as follows:

     Effective August 11, 2005, as of the date of each annual shareholder meeting, each existing board member will be granted the option to purchase 100,000 incentive stock options at the fair market value on the date of grant. The options will vest and become fully exercisable upon grant. During 2005, the Company issued 600,000 stock purchase options with an exercise price of $0.21 per share.

     In addition, any new Director elected to the Company's Board of Directors will be granted an option to purchase 50,000 shares of common stock, at the then current fair market value. The shares underlying these options will vest at the rate of 10,000 shares per year for five years, on the anniversary date of the new Director's election to the Company's Board of Directors. In 2005, Scott Edelman and Roger Scearce were issued 50,000 options each for joining the Board in 2004. David Bluestone also received a grant of 50,000 stock purchase options in August 2005 for being elected to the Board of Directors at its 2005 Annual Meeting of Shareholders.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-10

     If unexercised, each option shall expire on the tenth anniversary of the date of grant and shall vest and become fully exercisable upon grant, with the exception that the new Directors' options shall vest over five years. Once vested, options shall remain fully exercisable until the earlier of: (i) the expiration of their term; (ii) three years following the optionee's separation from Board of Directors service for any reason; or (iii) one year following the death of the optionee.

     Also, any board member participating on a board committee will be reimbursed $500 per year for their participation, with the exception of the members of the Audit Committee who will be reimbursed $1,000 per year for their participation in that committee. The reimbursement will be made at the end of the twelve-month period following participation in the various board committees administered from the annual shareholders' meeting date each year. Through June 30, 2006, the Company accrued $3,750 related to this compensation.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth certain compensation information awarded to, earned by, or paid for services rendered to us and our subsidiaries in all capacities during the three years ended December 31, 2005, 2004 and 2003 for the Company's President and Chief Executive Officer and the Company Vice Presidents who are the only executive officers whose salary and bonus for such years exceeded $100,000:

                                                                                LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                               ANNUAL                       ---------------
                                            COMPENSATION                       SECURITIES
                                 FISCAL   ----------------   OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY    BONUS   COMPENSATION   OPTIONS/WARRANTS   COMPENSATION
------------------------------   ------   --------   -----   ------------   ----------------   ------------
Marco A. Emrich                   2005    $225,000     $0         $0              75,000               0
   President and Chief            2004     233,654      0          0                   0               0
   Executive Officer              2003     230,353      0          0                   0          13,240*
Alyssa S. Dver++                  2005    $144,711     $0         $0                   0               0
   Vice President and Chief       2004           +      0          0                   0               0
   Marketing Officer              2003           +      0          0                   0           8,239*
Anita M. Primo                    2005    $110,000     $0         $0              86,227               0
   Vice President and Chief       2004     114,230      0          0                   0               0
   Financial Officer              2003           +      0          0                   0           5,296*
Timothy A. Rimlinger              2005    $130,000     $0         $0             101,905               0
   Vice President and Chief       2004     135,000      0          0                   0               0
   Technology Officer             2003     133,750      0          0                   0           7,650*

* Compensation was paid by the issuance of 77,885, 48,462, 31,154 and 45,000 restricted shares, respectively, of our common stock. The restrictions were removed effective April 1, 2003.

+    Compensation did not exceed $100,000 annually

++   Alyssa S. Dver's employment with SEDONA terminated December 20, 2005


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-11

OPTIONS AWARDED, EXERCISED AND UNEXERCISED

     The following table sets forth information with respect to the named executive officers concerning the exercise of options/warrants as of June 30, 2006 and the unexercised options/warrants held as of that date.

                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                  OPTIONS AND WARRANTS AT              OPTIONS AT
                          SHARES                       JUNE 30, 2006                 JUNE 30, 2006
                       ACQUIRED ON     VALUE    ---------------------------   ---------------------------
NAME                     EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------   -----------   --------   -----------   -------------   -----------   -------------
Marco A. Emrich             0            0       1,377,500         75,000             0        $11,250
Alyssa S. Dver*             0            0         290,000              0             0              0
Anita M. Primo              0            0          89,984        111,243        $4,747        $17,687
Timothy R. Rimlinger        0            0         133,000        101,905             0        $15,286

*    Alyssa S. Dver's employment with SEDONA terminated December 20, 2005

SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

     The following table sets forth information as of the end of the Company's 2005 fiscal year with respect to compensation plans under which the Company is authorized to issue shares of its Common Stock.

                                                                                             NUMBER OF SHARES
                                                                                           REMAINING AVAILABLE
                                                                       WEIGHTED-AVERAGE     FOR FUTURE ISSUANCE
                                                                      EXERCISE PRICE OF        UNDER EQUITY
                                             NUMBER OF SHARES TO BE      OUTSTANDING        COMPENSATION PLANS
                                            ISSUED UPON EXERCISE OF        OPTIONS,       (EXCLUDING SECURITIES
                                              OUTSTANDING OPTIONS,       WARRANTS AND        REFLECTED IN 1ST
              PLAN CATEGORY                   WARRANTS AND RIGHTS           RIGHTS                COLUMN)
-----------------------------------------   -----------------------   -----------------   ----------------------
Equity compensation plans approved by              16,902,235               $1.01               16,697,157
   security holders (1)..................
Equity compensation plans not approved by                  --                  --                       --
   security holders (2)..................
Total....................................          16,902,235               $1.01               12,697,157

----------
(1)  These plans consist of the 2000 Incentive Stock Option Plan.

(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-12

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     All Officers serve at the discretion of the Board of Directors subject to the terms of their employment agreements.

     In June 2004, the Company entered into an employment agreement with Marco
A. Emrich as Chief Executive Officer and President. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Mr. Emrich continues to work under the terms of the expired contract.

     Under the agreement Mr. Emrich earns an annual base salary of $225,000 and can earn up to $100,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. In the event of "Change of Control" as defined in the employment agreement, Mr. Emrich may elect to receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for six months. The agreement allows the Company to terminate the agreement for cause or without cause. Mr. Emrich may also terminate the agreement for good cause if he is removed from, or there is a material diminution of his duties, where total compensation, calculated as base salary plus annual bonus, becomes less than ninety percent of his total compensation. In the event of such separation, Mr. Emrich shall receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

     In July 2004, the Company entered into an employment agreement with Anita
M. Primo as Chief Financial Officer and Vice President. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Ms. Primo earns an annual base salary of $110,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Ms. Primo shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Ms. Primo shall received six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

     In July 2004, the Company entered into an employment agreement with Timothy
A. Rimlinger as Vice President and Chief Technology Officer. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Mr. Rimlinger earns an annual base salary of $130,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Mr. Rimlinger shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Mr. Rimlinger shall received six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.


                   SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-13

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for recommending compensation policies with respect to of the Company's executive officers, and for making decisions about awards under the Company's stock-based compensation plans. This report addresses the Company's compensation policies for 2005 as they affected the Chief Executive Officer and the Company's other executive officers.

Compensation Policies

     The Compensation Committee's executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistent with the Company's performance, recognize individual performance and responsibility, underscore the importance of shareholder value creation, and assist the Company in attracting and retaining qualified executives. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, annual cash incentives, and long-term stock-based incentives.

     All compensation decisions are determined following a review of many of the Company's achievements over the past year, the individual's contributions to the Company's success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

     In general, the Compensation Committee intends that the overall total compensation opportunities provided to the Company's executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance, and the individual's performance in establishing the compensation opportunities for the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective.

     Actual compensation earned by the executive officers reflects both their contributions to the Company's actual shareholder value creation and the Company's actual financial performance. The competitiveness of the Company's total compensation program - including base salaries, annual cash incentives, and long-term stock-based incentives - is assessed by the Compensation Committee. Data for external comparisons may be drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size as the Company.

     While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

     Shareholders should be aware that given the past year's performance of the Company, no bonuses were distributed to the Company's executive officers.

Base Salary

     The Compensation Committee on an annual basis reviews base salaries for all executive officers, including the Company's Chief Executive Officer. In determining appropriate base salaries,


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-14
the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, and the contributions of the individual to the Company's success.

Annual Cash Incentive Opportunities

     The Compensation Committee believes that executive officers should be rewarded for their contributions to the success and profitability of the Company and, as such, approves the annual cash incentive awards. Incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units, and the achievement by the executives of certain assigned objectives. The individual objectives set for the Company's executive officers are generally objective in nature and include such goals as revenue, profit and budget objectives, and increased business unit productivity. The Compensation Committee believes that these arrangements tie the executive's performance closely to key measures of the success of the Company or the executive's business unit. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

Long-Term Stock-Based Incentives

     The Compensation Committee also believes that it is essential to link the interests of executive and shareholder together. As such, from time to time, the Compensation Committee grants stock options to executive officers and other employees under the 2000 Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the Company's success, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its named executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no named executive officer received compensation exceeding this limit in 2005, the Company has limited the number of shares of Common Stock subject to options, which may be granted, to the Company's employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m).

                                        The Compensation Committee

                                        Victoria V. Looney, Chair
                                        Scott C. Edelman, Member
                                        Jack A. Pellicci, Member

Compensation Committee Interlocks And Insider Participation

     Our Compensation Committee consists of Ms Looney, Mr. Edelman and Mr. Pellicci. None of our Executive Officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of, or member of our Compensation Committee.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-15

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have entered into the following financing agreements to provide working capital with Mr. David R. Vey, Chairman of our Board, and/or related parties through June 30, 2006.

     The Company entered into the following financing agreements to provide working capital with Mr. David R. Vey, Chairman of the Board of Directors as of March 25, 2006. Mr. Vey is a selling shareholder who owned more than 5% of the Company's outstanding common stock.

     In December 2002, Mr. Vey committed to fund a total of $1,420,000. The payments were made available to the Company on various funding dates through March 2003. In December 2002, the Company received proceeds of $100,000 in the form of a convertible note. In January 2003, the Company received proceeds of $820,000 in the form of a $220,000 convertible note and a $600,000 promissory note. The promissory note accrued interest at a rate of 7% and matured on January 15, 2004. The convertible notes accrued interest at rates ranging from 7% to 8% and were convertible at the option of Mr. Vey into 13,000,000 shares of Company common stock. The notes matured at various dates in December 2003 and January 2004. As of January 30, 2004, Mr. Vey elected to convert the above referenced convertible notes into 13,000,000 shares of the Company's common stock of which 3,000,000 shares were issued upon conversion by December 31, 2003 and the remaining were issued upon conversion in 2004.

     Additionally, the Company received $500,000 in March 2003, in the form of a $400,000 promissory note and a $100,000 convertible note. These instruments have terms similar to those of the earlier investment, and matured in March 2004. The $100,000 note was convertible into 10,000,000 shares of the Company's common stock. As of February 2, 2004, Mr. Vey elected to convert the above referenced note into 10,000,000 shares of the Company's common stock.

     From June 2003 through December 2003, the Company received $620,000 in proceeds and issued 8% convertible notes. The notes were issued for a one-year term and are convertible at the option of Mr. Vey at various dates from June 2004 to December 2004 into 2,699,219 shares of the Company's common stock. In October 2004, the Company issued 1,975,318 shares of its common stock to Mr. Vey who elected to convert $445,000 of the above referenced convertible notes into Company common stock. The remaining $175,000 of convertible notes remains outstanding as of December 31, 2005.

     In June 2003, Mr. Vey exercised a warrant received in August 2002, as part of a private placement transaction, to purchase 500,000 shares of the Company's common stock at an exercise price of $0.35 per share providing $175,000 in proceeds.

     From January 1, 2004 through December 31, 2004, the Company received $1,295,000 in loan proceeds from Mr. Vey and issued him 8% convertible notes. The notes were issued for a one-year term and are convertible at the option of Mr. Vey at various dates from June 2005 to November 2005 into 4,784,880 shares of the Company's common stock.

     In January 2004, Mr. Vey purchased 212,766 shares of the Company's common stock for $100,000 in a private placement transaction. He was also granted common stock warrants to purchase an additional 106,383 shares of the Company's common stock at an exercise price of $0.70 per share. The warrants had not been exercised as of December 31, 2005.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-16

     In December 2004, the Company issued 69,125 shares of its common stock to Richard T. Hartley and David R. Vey in lieu of $13,825 cash payment for interest due through September 30, 2004 on convertible notes dated January and March 2003. The Company also issued 295,589 shares to Mr. Vey in lieu of a $59,117 cash payment for interest due through September 30, 2004 on convertible notes dated December 2002, January, June, July and September 2003, respectively.

     The Company issued 677,450 shares of its common stock to Oak Harbor Investments, a limited liability corporation in which David Vey and Richard T. Hartley are managing members, in lieu of $135,490 cash payment for interest and late charges due through September 30, 2004 on promissory notes dated January and March 2003, respectively.

     From January 2005 through December 2005, the Company issued eleven 8% convertible notes to Mr. Vey and received aggregate proceeds of $965,000. The convertible notes were issued at fair market value on the transaction date. The notes were issued for a one-year term and are convertible at the option of the holder into 4,248,850 shares of the Company's common stock.

     In January 2006, the Company issued an aggregate of 1,356,800 shares of its common stock to Mr. Vey in lieu of a $203,520 cash payment for interest due through December 31, 2005 on convertible notes dated January 2003 through March 2005, respectively.

     Also in January 2006, the Company issued 705,361 shares of its common stock to Oak Harbor Investments, in lieu of a $105,804 cash payment for interest and late charges due through December 31, 2005 on promissory notes dated January and March 2003, respectively.

     In June 2006, the Company issued an 8% convertible note to David Vey and received aggregate proceeds of $155,000. The convertible note was issued at fair market value on the transaction date. The note matures on May 1, 2008. The number of shares into which the principal may be converted is equal to $0.14726 per share. The number of shares issuable upon conversion of the $155,000 principal balance of the convertible note is 1,052,560.

     All of the Company's assets are pledged as collateral for the above referenced promissory notes issued to Mr. Vey and Oak Harbor Investments.

     Mr. Vey was also entitled to appoint up to 30% of the members our Board of Directors within 90 days after the date of the financing arrangement in March 2003. Ms. Looney, who is the sister of David Vey, was appointed to the Board in 2003 at the request of Mr. Vey. Mr. Vey's right to appoint the Board members was extinguished as of February 2, 2004, when Mr. Vey elected to convert the above referenced note into 10,000,000 shares of the Company's common stock.

     In October 2005, the Company entered into a professional services agreement with ACEncrypt Solutions, LLC. The President of ACEncrypt Solutions, Victoria Looney, is a member of the Board of Directors of SEDONA Corporation. David R. Vey, Chairman of the Board of Directors also has a financial interest in ACEncrypt Solutions. The total fee for the professional services project is $242,000, which includes consultative, development and software testing work in the development of an ACEncrypt product offering. The Company recognized $192,000 of revenue from this transaction in the first quarter of 2006 after the completion and sign-off was received from ACEncrypt Solutions for milestone number one, the beta release. The second milestone was completed during the second quarter of 2006. At June 30, 2006, accounts receivable reflect $40,000 in services related to the completion of milestone two, the invoice is due and payable thirty days from the invoice date.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-17

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than 10% of its Common Stock, to file reports of their ownership and changes in ownership with the Securities and Exchange Commission, and to furnish us with copies of any reports that they file.

     Based solely on review of the copies of these reports received or written representations that no reports on Form 5 were required, the Company believes that, for the year ended December 31, 2005, all reporting persons complied on a timely basis with the filing requirements applicable to them, except as follows:
David Vey filed a Form 4 on March 24, 2005 to report shares of 828,514 derivative securities acquired in three separate transactions at various dates from January to March 2005. In addition, Mr. Vey filed a Form 4 on April 18, 2005 to report 757,120 derivative securities acquired in three separate transactions from March 25, 2005 to April 14, 2005. On January 3, 2006, Mr. Vey filed a Form 4 to report 857,142 derivative securities acquired on December 22, 2005.

                                   PROPOSAL II

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee has appointed McGladrey & Pullen LLP to serve as its independent auditors for 2006, subject to ratification by our shareholders. Representatives of McGladrey & Pullen LLP are expected to be present at the Annual Meeting of Shareholders to answer questions. They will also have the opportunity to make a statement if they wish to do so. If the proposal to ratify their appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its shareholders.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is composed of three independent Directors. The Audit Committee operates under a written charter adopted by the Board of Directors and is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors.

     The Audit Committee of the Board of Directors has:

     o Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent accountants;

     o Discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-18

     o Received the written disclosures and the letter from the Company's certified independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountant the independent accountant's independence; and

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

     The following is a summary of the fees billed to the Company by McGladrey & Pullen, LLP ("McGladrey), the Company's certified independent auditors for professional services rendered for the fiscal year ended December 31, 2005 and 2004:

                              TOTAL FEES
                             FISCAL YEAR
                         -------------------
FEE CATEGORY             FY 2005    FY 2004
----------------------   --------   --------
Audit Fees  (1)          $ 95,065   $ 95,554
Audit-Related Fees (2)         --      6,386
Tax Fees (3)               10,478     31,150
All Other Fees (4)                        --
Total Fees               $105,543   $133,090

1) Audit Fees. This category includes: the audit of the Company's Annual Financial Statements; the timely review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2005 and 2004; and services that are normally provided by the independent auditors in connection with engagements for those fiscal periods. This category may also include advice on audit and accounting matters that arose during, or as a result of, the audit or review of interim financial statements. This category also includes services in connection with statutory and regulatory filings or engagements.

2) Audit-Related Fees. This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category include financial information systems design and implementation services rendered by the independent auditor.

3) Tax Fees. This category consists of professional services rendered by the independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

4) All Other Fees. This category includes services rendered by the independent auditors other than for services reported above.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-19

Pre-Approval of Audit and Non-Audit Services

     All audit and non-audit services provided by McGladrey & Pullen LLP to the Company are pre-approved by the Audit Committee. The Audit Committee utilizes the following procedures in pre-approving all audit and non-audit services. At or before the first meeting of the Audit Committee each year, the Audit Committee is presented with a proposal of the cost for audit and non-audit services expected to be performed by McGladrey & Pullen LLP during the year.

     Quarterly, the Audit Committee is presented with the total fees assessed for such services during the quarter with a comparison to the amounts previously presented. An explanation of any variances is presented, if necessary. The Audit Committee is also presented with an update of any new audit or non-audit services to be performed. The Audit Committee reviews the update and approves the services outlined therein if such services are acceptable to the Audit Committee.

     To ensure the prompt response of any unexpected matters, the Audit Committee may delegate to a designated member or members of the Audit Committee the authority to amend or modify the audit and non-audit services and fees; provided however, that such additional or amended services may not affect McGladrey & Pullen LLP's independence under applicable SEC rules. The member or members off the Audit Committee must report any such action taken to the Audit Committee at its next scheduled meeting.

     All audit and non-audit related services and fees in fiscal year 2005 were pre-approved by the Audit Committee.

                                        THE AUDIT COMMITTEE

                                        Roger W. Scearce
                                        David C. Bluestone
                                        Jack A. Pellicci

                         COST OF SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by Directors, officers or regular employees of the Company without any special remuneration, or by a professional proxy solicitation organization engaged by the Company.


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-20

                                  OTHER MATTERS

     Management does not intend to present, and does not have any reason to believe that others will present, any matters or items of business at the Meeting or any adjournment thereof other than those specifically set forth in the Notice of Annual Meeting. If any other matters are properly presented for a vote at the Meeting, however, it is intended that shares represented by proxy will be voted in accordance with the judgment of the persons voting them.

                              SHAREHOLDER PROPOSALS

     Any Shareholder who, in accordance with and subject to the provisions of the rules of the SEC and applicable laws of the Commonwealth of Pennsylvania, wishes to submit a proposal for inclusion in the Company's Proxy Statement for its next Annual Meeting of Shareholders, must deliver such proposal, in writing, to the attention of Anita M. Primo, Secretary of the Company at the Company's principal executive offices at 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406, not later than March 25, 2007.

     The proxy confers discretionary authority on the proxy holders to vote on any matter as to which the Company had not received notice of such matter prior to May 27, 2006 and allowed by SEC regulations.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders may contact the Board of Directors by writing to them c/o Corporate Secretary, SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406. The Board of Directors will review all communications received from shareholders.

                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's 2005 Annual Report on Form 10-KSB, which is serving as the Company's Annual Report to Shareholders is being transmitted herewith. Shareholders are referred to the Annual Report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and may not form a part of the proxy solicitation materials.

     ADDITIONAL COPIES OF THE FORM 10-KSB WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, DIRECTED TO SEDONA CORPORATION, ATTENTION: CORPORATE SECRETARY, AT 1003 WEST NINTH AVENUE, SECOND FLOOR, KING OF PRUSSIA, PA 19406.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        ANITA M. PRIMO
July 7, 2006                            Secretary


                    SEDONA Corporation - 2006 PROXY STATEMENT
                                      II-21

                               SEDONA CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS AUGUST 17, 2006

     The undersigned hereby appoints DAVID R. VEY and ANITA M. PRIMO or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of SEDONA Corporation, to be held on Thursday, August 17, 2006, and at any adjournments thereof, to vote the shares of Common Stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of SEDONA Corporation, dated July 7, 2006, receipt of which is hereby acknowledged.

                     Please date, sign, and return promptly.
           This proxy is solicited on behalf of the Board of Directors of SEDONA Corporation

1. To elect Directors:   Nominees: David R. Vey, Marco A. Emrich, Victoria V.
                         Looney, Jack A. Pellicci, Scott C. Edelman, Roger W.
                         Scearce and David C. Bluestone.

[__] FOR all nominees

[__] WITHHOLD authority for all nominees.

[__] WITHHOLD authority for the following nominee(s)and vote FOR all other nominees.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.
    IF NO INSTRUCTION IS PROVIDED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

2. Ratification of the appointment of McGladrey & Pullen, LLC.

[__] FOR

[__] WITHHOLD

[__] ABSTAIN

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

     Your signature(s) on this form of proxy should be exactly as your name and/or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee, or guardian, please give full title.


Dated                2006
      --------------                                ---------------
                                                       Signature

Dated                2006
      --------------                                ---------------
                                                       Signature

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the fully executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR all nominees and FOR Proposal 2.